                                                                 Exhibit 10.1(2)
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                PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P.

                            FIRST AMENDMENT TO THE
                          SECOND AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP

     This First Amendment is made as of May 7, 1997 by PAH GP, Inc., a Virginia corporation, as general partner (the "General Partner") of Patriot American Hospitality Partnership, L.P. (the "Partnership"), for the purpose of amending the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated April 11, 1997 (as amended, the "Partnership Agreement"). All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Partnership Agreement.

     WHEREAS, in accordance with Article XI of the Partnership Agreement, the General Partner desires to amend the terms and provisions of the Partnership Agreement as provided in this Amendment.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Section 7.01 (d) is amended by deleting clause (i) of the first sentence and inserting the following in lieu thereof:

          "(i) substantially all of the assets of the successor or surviving entity (the "Surviving General Partner"), other than Partnership Units held by the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution with a fair market value equal to the value of the assets so contributed as determined by the Surviving General Partner in good faith; provided, however, that the Surviving General
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     Partner may retain certain of its assets if, and only if, a majority of the Independent Directors determine it to be in the best interests of the Company and the Partnership and"

     2. The Partnership Agreement and this Amendment shall be read together and shall have the same effect as if the provisions of the Partnership Agreement and this Amendment were contained in one agreement. Any provision of the Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first written above.

                                    GENERAL PARTNER

                                    PAH GP, INC.


                                    /s/ Rex E. Stewart
                                    ----------------------------------------
                                    By: Rex E. Stewart
                                    Its: Executive Vice President


                                    LIMITED PARTNERS

                                    By: PAH GP, Inc.
                                    Its: Attorney-in-fact


                                    /s/ Rex E. Stewart
                                    ----------------------------------------
                                    By: Rex E. Stewart
                                    Its: Executive Vice President

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